NOTE 5 ACQUISITION OF SUN VALLEY	12 Months Ended
Dec. 31, 2020
NOTE 5 ACQUISITION OF SUN VALLEY
ACQUISITION OF SUN VALLEY

5. ACQUISITION OF SUN VALLEY

On April 30, 2019, the Company obtained control of Sun Valley for consideration with a fair value of $3,054,593 comprised of cash of $787,318, 22,409,425 common shares of the Company, and a promissory note of $125,000 bearing interest at a rate of 4% per annum and due July 31, 2019. The promissory note was fair valued at $123,709 using a discount rate of 6%. In addition, the Company paid a consultant finders fee equal to 5% of the aggregate purchase price which amounted to $188,750 (C$258,019). The finders fee is recorded within legal and professional fees on the consolidation statements of loss and comprehensive loss.

The transaction has been accounted for by the Company as a business combination under IFRS 3 - Business Combinations.

Initial cash payment of $637,318 was made on the Closing Date with remaining $150,000 held back as security for working capital adjustments recorded by Sun Valley. Accounts payable and accrued liabilities include the $150,000 holdback, of which $75,000 is expected to be released on the six-month anniversary of the Closing Date with the remaining $75,000 to be released on the one-year anniversary of the Closing Date. On January 23, 2020, the Company issued 2,000,000 common shares as settlement of the holdback in the amount of $100,000.

Common shares of the Company were issued on the Closing Date with 7,703,543 common shares valued at the closing price on April 30, 2019 of $0.13 (C$0.175) for fair value of $1,001,458 and 14,705,882 common shares being held in escrow (“Escrow Shares”) with a fair value of $1,142,108. Fair value of the Escrow Shares was determined by discounting the fair value of the Escrow Shares using the closing share price on April 30, 2019 of $0.13 (C$0.175), volatility of 150% and escrow period of 3 to 36 months. The Escrow Shares will vest in quarterly instalments over 36 months from the Closing Date.

The following table summarizes the final purchase price allocation:

Assets Acquired	$
Cash and cash equivalents	94,090
Accounts receivable	366
Total current assets	94,456

Security deposits	19,753
Property and equipment	124,811
Right-of-use assets	431,544
Patient list	171,243
Brands	184,996
1,026,803

Liabilities Assumed
Accounts payable and accrued liabilities	35,281
Lease liability	150,342
Total current liabilities	185,623

Lease liability	281,202
Net assets at fair value, as at April 30, 2019	559,978

Consideration
Fair value of 7,703,543 common shares issued	1,001,458
Fair value of 14,705,882 Escrow Shares	1,142,108
Cash	787,318
Promissory note	123,709
Total Consideration	3,054,593

Goodwill	2,494,615

During the year ended December 31, 2019, the business combination resulted in revenues of $1,526,383 and net loss and comprehensive loss of $503,235. Had the business combination been affected at January 1, 2019, revenue of the Company would have been $999,968 higher and the net loss and comprehensive loss of the Company would have decreased by $153,633 for the year ended December 31, 2019.

As required under IFRS, the Company assessed goodwill for impairment at December 31, 2020 and concluded that the recoverable value of the Sun Valley CGU as a whole (comprising of multiple locations) was less than its carrying value and an impairment loss of $117,218 (December 31, 2019 – $2,377,397) was recognized on goodwill.